UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 24, 2011


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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              Colorado                                 333-151398                               02-0511381
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                600 17th Street Suite 2800 Denver, Colorado 80202
                -------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (303)260-6492
                                  -------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Acquisition Agreement

On June 24, 2010, Gulfstar Energy Corporation ("the Company") entered into an Acquisition Agreement by and between the Company and Gulfstar Energy Group, LLC, as reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on August 5, 2010.

On June 24, 2010, the Company acquired 60% of the equity interest in Gulfstar Energy Group, LLC pursuant the Share Exchange Agreement entered into on that day. Pursuant to the Acquisition Agreement, the Company agreed to acquire the remaining 40% of the equity interest in Gulfstar Energy Group, LLC in exchange for 8,340,341 shares of its common stock. The closing on such acquisition was set to occur upon, among other things, the filing of a Registration Statement, registering such shares with the SEC by December 1, 2010 and the effectiveness of such Registration Statement by March 31, 2011.

On March 24, 2011, the Company and Gulfstar Energy Group, LLC agreed to amend the Acquisition Agreement, to extend the filing date of the Registration Statement to September 30, 2010 and the effectiveness of such agreement by December 31, 2011. All other terms and provisions of the Acquisition Agreement remained unchanged.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Issuances of Common Stock

During the period of January 1, 2011 through March 28, 2011, the Company issued a total of 509,001 shares of its restricted common stock in exchange for cash of $763,500. The shares were sold at a price of $1.50 per share as part of the Company's offering pursuant to Rule 506 of Regulation D of the Securities Act of 1933.

The funds from such sales have been used to support operations of the Company.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
     2.1               Amendment to the Acquisition Agreement dated
                       June 24, 2010
--------------------
*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           GULFSTAR ENERGY CORPORATION


                              By: /s/Robert McCann
                                  -----------------
                                     Robert McCann, Chief Executive Officer

 Date: March 31, 2011